UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 20, 2018, Toys “R” Us, Inc., a Delaware corporation (the “Company”), TRU Taj LLC, a Delaware limited liability company (the “Issuer”), TRU Taj Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “TRU Taj Issuers”) and certain investors entered into a Note Purchase Agreement (the “Purchase Agreement”) with respect to the issuance and sale of $80,000,000 aggregate principal amount (the “Additional DIP Notes”) of the TRU Taj Issuers’ 11% Senior Secured DIP Notes (the “DIP Notes”) which are expected to become fungible with the DIP Notes issued under the Indenture dated September 22, 2017. An interim order (the “Interim Order”) authorizing the TRU Taj Issuers’ issuance and sale of the Additional DIP Notes was entered by the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) on April 13, 2018.

At closing, the net proceeds from the issuance and sale of the Additional DIP Notes were funded into an escrow account, and subject to the terms and conditions of the Purchase Agreement, $10.6 million of such proceeds will be immediately available for use by the TRU Taj Issuers and the remaining proceeds from the escrow account will be available upon satisfaction of the terms and conditions set forth in the Purchase Agreement governing such release, including, among other things, the entry by the Bankruptcy Court of a final order approving the Purchase Agreement and the transactions contemplated thereby. The proceeds of the issuance and sale of the Additional DIP Notes will be used for working capital and general corporate purposes, including funding for the Company’s operations in Asia.

On April 20, 2018, in connection with the issuance of the Additional DIP Notes, the TRU Taj Issuers, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee, executed a sixth supplemental indenture (the “DIP Notes Supplemental Indenture”) providing for the sale of the Additional DIP Notes, a special mandatory redemption provision in the event that the Bankruptcy Court does not enter a final order approving the Purchase Agreement and certain amendments to the covenants set forth in the indenture governing the DIP Notes (as amended and supplemented, the “DIP Notes Indenture”). In addition, on April 20, 2018, the TRU Taj Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee, executed a fourth supplemental indenture (the “Prepetition Notes Supplemental Indenture”) to the indenture governing the TRU Taj Issuers’ 12% Senior Secured Notes due 2021 (the “Prepetition Notes”), providing for certain amendments to the covenants set forth in the indenture governing the Prepetition Notes.

The foregoing descriptions of the DIP Notes Supplemental Indenture and the Prepetition Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

As a result of the Bankruptcy Court’s entry of the Interim Order as described above, the TRU Taj Issuers’ waivers relating to certain events of defaults under the DIP Notes and the Prepetition Notes, including as a result of certain insolvency proceedings and related initiatives with respect to affiliates of the TRU Taj Issuers (the “Waivers”) from certain holders of the DIP Notes and the Prepetition Notes, as applicable, will continue and will now automatically terminate on May 12, 2018 in the event the Bankruptcy Court does not enter a final order approving the Purchase Agreement and the transactions contemplated thereby by such date.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

On April 19, 2018, the TRU Taj Issuers completed the issuance of $80,000,000 aggregate principal amount of Additional DIP Notes in a private placement. The Additional DIP Notes were issued under the DIP Notes Indenture as additional notes of the same series as the $375,000,000 aggregate principal amount of DIP previously issued by the TRU Taj Issuers and outstanding under such DIP Notes Indenture.

The offer and sale of the Additional DIP Notes was made solely in private placement transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

More information on the terms of the Additional DIP Notes may be found in the Company’s Current Report on Form 8-K, furnished on April 9, 2018.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this report may contain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such disclosures are intended to be covered by the safe harbors created thereby. All statements herein or therein that are not historical facts, including statements about the Company’s beliefs or expectations, are forward-looking statements. The Company generally identifies these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, the use of proceeds under the Purchase Agreement and the entry of a final order of the Bankruptcy Court approving the Purchase Agreement. These statements are subject to risks, uncertainties and other factors, including risks, uncertainties and factors set forth under Item 1A entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 28, 2017 and in the Company’s other reports and documents filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in this report. The Company believes that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Sixth Supplemental Indenture, dated as of April 20, 2018, among TRU Taj LLC, TRU Taj Finance, Inc., the guarantors named therein and Wilmington Savings Fund Society, FSB, as trustee.

10.2	Fourth Supplemental Indenture, dated as of April 20, 2018, among TRU Taj LLC, TRU Taj Finance, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.

(Registrant)

Date: April 23, 2018

By: /s/ James M. Young

Name: James M. Young

Title: Executive Vice President, General Counsel and Corporate Secretary